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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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
[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       INTEGRATED SECURITY SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                        INTEGRATED SECURITY SYSTEMS, INC.
              SECOND ADJOURNMENT OF ANNUAL MEETING OF STOCKHOLDERS

Irving, Texas - April 23, 2001 - Integrated Security Systems, Inc. (OTCBB
Symbol: IZZI) today announced that it intends to reconvene its Annual Meeting of Stockholders as rescheduled on April 25, 2001 and then immediately adjourn the meeting to reconvene on May 10, 2001. The Annual Meeting of Stockholders was originally scheduled for April 12, 2001, but was convened and adjourned until April 25, 2001. The reconvened Annual Meeting of Stockholders on May 10, 2001 will be held at the Company's executive offices, 8200 Springwood Drive, Suite 230, Irving, Texas 75063, at 10:00 a.m., Dallas, Texas time. The Company is planning this adjournment in order to give additional stockholders a further opportunity to vote on the Annual Meeting proposals. All previously scheduled agenda items will remain the same.

Headquartered in Irving, Texas, the Company is a high technology company that designs, develops and markets security software to the commercial, industrial and governmental marketplaces. The Company's Intelli-Site NT provides users with a software solution that integrates existing subsystems from multiple vendors without incurring the additional costs associated with upgrades or replacement. Intelli-Site NT features a user-defined graphics interface that controls various security devices within one or multiple facilities. The Company is also a provider of traffic control and safety systems within the road and bridge and perimeter security gate industries. In addition, the Company designs, manufactures and distributes automatic gates for highway railroad crossings including FHWA-accepted safety barrier gates that are designed to prevent vehicular intrusion onto railroad crossings. The Company conducts its design, development, manufacturing and distribution activities through two wholly-owned subsidiaries: Intelli-Site, Inc. and B&B Electromatic, Inc.

This press release may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. It is important to note that the Company's actual results could differ materially from those projected by forward-looking statements. Important factors that could cause actual results to differ materially from those projected in forward-looking statements include, but are not limited to, the following: operations may not improve as projected, new products may not be accepted by the marketplace as anticipated, or new products may take longer to develop than anticipated. Additional information concerning the factors that could cause the Company's actual results to differ materially from the Company's current expectations is contained in the Company's filings with the Securities and Exchange Commission.

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